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                                                                   EXHIBIT 23.4


             CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


   We consent to the use of our reports on the financial statements of FirsTel, Inc. as of and for the year ended December 31, 1995 and 1996, dated September 26, 1997, included herein, in this Registration Statement on Form S-1 and the reference to our Firm under the heading "Experts".

KPMG PEAT MARWICK LLP
Houston, Texas
February 11, 1998